EXHIBIT 99.1

FORWARD-LOOKING STATEMENTS AND QUALIFICATIONS

          In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which the Archstone-Smith Operating Trust (the "Operating Trust") operates, management's beliefs and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Actual operating results may differ materially from what is expressed or forecasted in this Form 8-K. See "Risk Factors" in the Operating Trust's Current Report on Form 8-K, filed on November 1, 2001, for a complete discussion of factors that could impact our future financial performance.

           This presentation contains projections and statements regarding trends in the real estate industry which exist as of the date of this report. By their nature, there can be no assurance as to how accurate these projections will be, and other observers of the real estate industry could discern different trends or draw different conclusions from these trends. This report includes data and projections prepared by third parties. The Operating Trust does not endorse or confirm such data and projections and is not suggesting that the sources of those projections are experts. Additional cautions apply to data and projections prepared by third parties, because the Operating Trust cannot independently verify these data and projections. The Operating Trust in undertaking no obligation to update these projections or statements and can provide no assurances that hey will be or remain accurate at any particular point of time in the future.

          Readers should review this presentation in conjunction with a review of Archstone-Smith Trust's Form 10-K for the fiscal year ended December 31, 2000, Charles E. Smith Residential Realty L.P.'s (the "Operating Partnership") Form 10-K for the fiscal year ended December 31, 2000, and subsequent reports on Form 10-Q and Form 8-K of Archstone, the Operating Partnership and the Operating Trust, as well as the Registration Statement on Form S-4 for the Operating Trust, as amended

Important Notes

          Because the opening presentation was prepared as a slide show, the text on each page was kept to a minimum to facilitate visual communication and to emphasize major points. This presentation is dated February 26, 2002, and the information and analyses presented should be read as of that date with the understanding that the Operating Trust is not undertaking to update this presentation or the third party data and projections included in this presentation.

Archstone-Smith

Credit Suisse First Boston Conference
New York, New York
February 2002

Archstone-Smith Overview

•   High margin business
•   Stability
•   Inflation hedge
•   Current income
•   Growth

Archstone-Smith Profile

          Apartment communities ¹...................                   225
          Apartment units ¹.........................                79,982
          Equity market capitalization................         $ 5.9 billion
             - Second largest apartment company
             - Fourth largest in REIT industry
          Total market capitalization.................         $ 9.7 billion

(1)  Includes operating communities & communities under construction at December 31, 2001.

Top line growth drives long-term results

          Three year average annual revenue growth:

[The following table was depicted as a bar chart in the presentation]
         Washington, D.C.....................        8.0%
         Southern California.................        7.9%
         San Francisco Bay Area..............       10.1%
         Dallas..............................        2.7%
         Raleigh.............................        2.3%
         Phoenix.............................        1.4%

Archstone-Smith

          High operating margins create stability and upside:

                                                    Operating            Revenue to Total
                                                     Margins          Market Capitalization
                                                ------------------    -----------------------
     Archstone-Smith.........................          24%                       8%
     Ford Motor Co...........................           8%                      84%
     Proctor & Gamble........................          17%                      32%
     IBM.....................................          13%                      43%
     United Airlines.........................         (15%)                    202%
     General Electric........................          20%                      22%
     Caterpillar.............................          10%                      90%
     International Paper.....................           9%                      78%

          Sources: Bloomberg and Company reports filed with the SEC

Archstone-Smith

          Stability, growth and modest leverage

                                                                         Debt to Equity
                                                         Beta              Ratio (1)
                                                    ---------------    ------------------
          Archstone-Smith........................        0.4                  1.0
          Ford Motor Co..........................        1.1                 12.5
          Proctor & Gamble.......................        0.5                  1.3
          IBM....................................        0.9                  1.2
          United Airlines........................        1.3                  3.0
          General Electric.......................        1.1                  3.9
          Caterpillar............................        0.7                  3.0
          International Paper....................        1.0                  1.3

(1)   Represents the ratio of total debt to the total book value of shareholders equity, net of accumulated depreciation.

Sources: Bloomberg and Company reports filed with the SEC

Dividend growth and stability

          [The following information was depicted as a line graph in the presentation]

     Common share dividend per share in 1992:             $0.70
     Common share dividend per share in 1993:             $0.82
     Common share dividend per share in 1994:             $1.00
     Common share dividend per share in 1995:             $1.15
     Common share dividend per share in 1996:             $1.24
     Common share dividend per share in 1997:             $1.30
     Common share dividend per share in 1998:             $1.39
     Common share dividend per share in 1999:             $1.48
     Common share dividend per share in 2000:             $1.54
     Common share dividend per share in 2001:             $1.64
     Common share dividend per share in 2002:             $1.70

Archstone-Smith

•    Current dividend yield: 6.7%
•    Dividend growth over last 10 years: 143%
•    Current dividend yield on 1992 investment: 17.4%
•    105 consecutive quarterly dividend payments
•    Over $100 million of cash flow coverage

Current Dividend Yields (1)

•    Dow Jones Industrial Average: 1.9%
•    Russell 2000: 1.3%
•    Standard & Poor's 500: 1.4%
•    NASDAQ: 0.3%

(1)  Source: Bloomberg data as of February 15, 2002

Performance and stability create long term returns

          Ten-year average annual total return

           [The following information was depicted as a bar chart in the presentation]

                 ASN...................            19.5%
                 NASDAQ................            12.8%
                 DJIA..................            12.2%
                 NAREIT................            11.6%
                 S & P 500.............            10.7%

Source: Bloomberg (through December 31, 2001)

Archstone-Smith

          Well positioned for future performance

•    Concentrated in protected markets
•    Favorable demographics
•    Improving the economics of our industry

                      Top Seven Markets                    % of NOI (1)
      ------------------------------------------------   ---------------
      Washington D.C. Metro Area......................           33.2%
      Southern California.............................           11.8%
      San Francisco Bay Area, California..............            9.8%
      Chicago, Illinois...............................            9.0%
      Southeast Florida...............................            7.2%
      Boston, Massachusetts...........................            5.1%
      Seattle, Washington.............................            4.0%
                                                         ---------------
         Total........................................           80.1%
                                                         ===============

         (1)      Based on total net operating income for Q4 2001

Improving trends in renter age cohorts

U.S. population ages 55 and older

          [The following table was depicted as a line graph in the presentation. The figures for each year represent the US population ages 55 and older (in millions)]

55+       1986     1987     1988     1989    1990     1991     1992     1993     1994    1995     1996
         ------   ------   ------   ------  ------   ------   ------   ------   ------  ------   ------
         51.002   51.377   51.637   51.923  52.334   52.782   53.217   53.728   54.219  54.751   55.31

          1997     1998     1999     2000    2001     2002     2003     2004     2005    2006     2007
         ------   ------   ------   ------  ------   ------   ------   ------   ------  ------   ------
         56.001   57.051   57.929   58.796  59.572   61.375   62.92    64.456   66.016  67.643   69.397

          2008     2009     2010     2011    2012     2013     2014
         ------   ------   ------   ------  ------   ------   ------
         71.201   73.098   75.095   77.129  79.311   81.492   83.644

U.S. population ages 20 -29

          [The following table was depicted as a line graph in the presentation. The figures for each year represent the U.S. population ages 20-29 (in millions).]

          1986     1987     1988     1989    1990     1991     1992     1993     1994    1995     1996
         ------   ------   ------   ------  ------   ------   ------   ------   ------  ------   ------
20-29    42.637   42.049   41.394   40.818  40.371   39.869   39.187   38.355   37.496  36.887   36.441

          1997     1998     1999     2000    2001     2002     2003     2004     2005    2006     2007
         ------   ------   ------   ------  ------   ------   ------   ------   ------  ------   ------
         36.308   36.253   36.235   36.33   36.387   36.775   37.339   37.884   38.459  39.075   39.544

          2008     2009     2010     2011    2012     2013     2014
         ------   ------   ------   ------  ------   ------   ------
         40.028   40.504   40.947   41.415  41.773   42.036   42.321

Source: American Council of Life Insurers

Revenue Management - Our objectives

          Getting the optimal revenue from fixed assets

•    Anticipating pricing increases/decreases rather than "managing by looking in the rear mirror"
•    Leveraging high demand periods for better yield
•    Responding quickly to softening markets
•    "Pricing each transaction" rather than rules of thumb
•    Overcoming time and experience limitations of site-level associates
•    Replace limited study with sophisticated analysis

Revenue Management - The solution

           Automated pricing and revenue management

•    Provides a forecast of future demand and supply based on historical and current traffic patterns
        –    Raises rents in advance of excess demand to increase gross revenues
        –    Lowers rent in advance of demand softening below supply to minimize vacancy loss in soft markets
•    Incorporates local market expertise and competitor positioning
•    "Learns" and re-evaluates daily
•    Drives better discipline on renewal pricing
•    Considers many more variables in the context of a strategic pricing model to :
        –    Price SMARTER
        –    Re-price MORE OFTEN
        –    Price in a MORE DISCIPLINED system

Revenue Management - The benefits

          The numbers

•    Measured 3.54% increase to date at test properties
        –    5 properties in 3 markets
        –    8 months operation
        –    Compared YOY revenue growth LRO vs. Non-LRO in same market
        –    The Atlanta property in this test group earned "property of the quarter" in the East Division for their performance
•    Sample benefits from rollout
        –    Bay Area property increased occupancy 3% and average rent 9% in 2 months in a difficult marketplace
        –    Seattle property sustaining occupancy 10 points above comps with only half the decrease in average rent that comps have made
        –    Phoenix property increased occupancy 2% while market went down 3%

Where do we go from here?

•    Complete merger integration
•    Expand high-rise platform
        –    Expand presence in West Coast markets (Los Angeles, San Francisco and Seattle)
        –    Penetrate New York (including Manhattan)
•    Capital redeployment nearing completion
        –    Only $800 million to $1 billion of assets remaining to be sold
        –    High-rise expansion funded with disposition proceeds
•    Continue to strengthen brand loyalty
        –    Two most respected and powerful brands in our industry

Our vision and primary objective

          Earn the right to be viewed as a well-run operating company in corporate America - not just within the real estate industry.

          Our core values:

•    Camaraderie
•    Honest and Ethical
•    Innovation
•    Enterprising
•    Leadership

Archstone-Smith

•    Stable, growing business
•    Protected markets improve growth
•    Innovation further enhances performance
•    Branded consumer operating business